Semiannual
Report

Media &
Telecommunications Fund

June 30, 2001

T. Rowe Price


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Media & Telecommunications Fund

o Reality returned to the stock market, and media and telecom stocks spiraled downward during the first half of 2001.

o In a hostile environment, the fund held its head above water for the six months ended June 30, handily outpacing both the S&P 500 and its Lipper benchmark.

o Individual stock selection and a reduction in technology shares were responsible for the fund's relatively good six-month return.

o Growth should return across all areas of telecom, media, and technology and become more sustainable within the next year.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

The first half of 2001 was a continuation of the return to reality that started over a year ago. Companies need to make profits and a good return on invested capital to justify lofty stock valuations. We have been witnessing the death of the dot-com bubble and the era of free capital that fueled the technology mania and drove many companies' growth rates above normal levels. The stock market has spent the last year trying to adjust to the change, and media and telecommunications stocks spiraled downward.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/01                             6 Months            12 Months
--------------------------------------------------------------------------------

Media & Telecommunications Fund                       0.05%              -25.34%

S&P 500                                              -6.70               -14.83

Lipper Telecommunications
Funds Average                                       -23.73               -52.48

In a punishing environment for stocks in our sector of the market, your fund was essentially flat during the past six months compared with a 23.73% loss for the Lipper average for similar funds. For the 12 months ended June 30, the fund lost a quarter of its value versus a more than 50% loss for the competition. Stock selection and our reduction of technology holdings were the primary reasons for the fund's good relative results. The broad market measured by the unmanaged Standard & Poor's 500 Stock Index suffered a 6.70% loss for the half-year and a 14.83% decline for the year. With the worst of the carnage hopefully behind us, we believe the fund is well-positioned for the next upswing with holdings in a broad array of telecom companies that have strong potential for appreciation.


MARKET ENVIRONMENT

Almost all companies in the media and telecom sectors saw their business decay in the first half of 2001. The only issues were by how much and what the long-term effect of the change will be. The better companies only saw revenue growth slow and profits decline; the lesser ones have lost market share and may be on their way to bankruptcy. Many once great companies may disappear altogether.

Your fund took this opportunity to focus on companies we believe will come out of this economic slowdown in better competitive positions than when they entered. Rationality has returned to the investment process, and profitability and long-term competitive standing is critical. Many companies with flawed business models are struggling, which could prove to be very beneficial to many of the Old Economy incumbent providers. Today's problems will lead to tomorrow's successes.

The "old" New Economy will not return any time soon, since most New Economy companies have failed or are in the process of doing so. This is bound to have long-reaching effects. A world of hyper growth fueled by ever-higher expectations and a foolish capital spending cycle could be replaced by modest growth but lower profit margins. The market has experienced a battle between acceptance and denial of this new reality. The Nasdaq Composite Index has quite possibly seen its highest levels of volatility for some time because many investors are trying to decide if the underlying fundamentals can return to their prior levels. Is there a quick fix that can get tech and telecom fundamentals back on track? Or are things slowing? The truth is that recent growth was unsustainable and, in the future, we will likely see a return to good but more rational growth.


STRATEGY REVIEW

We continued to favor telecom services and media investments, and we reduced our holdings in the technology area. Investments in telecom services increased to 64% from 54% over the last six months. The fund has further increased its investments in incumbent wireline providers (traditional phone companies) from 17% to 21% of assets. These names include Sprint, SBC Communications, Verizon Communications, WorldCom-WorldCom Group, BellSouth, and AT&T. Although they are slow growers, all benefit tremendously from the collapse of funding for alternative providers. The telecom services industry, after a period of deregulation and rapid increases in competition, is consolidating. Scale, which has always mattered, is becoming ever more important, and our incumbent providers should emerge from the current difficult times in an even stronger position.

For similar reasons, our investments in alternative telecommunications carriers were reduced from 12% to only 2% of assets. Most of these risky start-ups are failing and only a few will survive. The fund's sole investment in this area is in Allegiance Telecom.

Media & Telecommunications Fund
--------------------------------------------------------------------------------

Reserves                   2

Media                     20

Telecom                   64

Tech                      14

Based on net assets as of 6/30/01.

Wireless service companies, both domestic and international, still represent some of the best growth opportunities available. The secular trend toward mobile continues unabated. These companies have good, solid recurring revenue with strong balance sheets and returns on capital. Although growth has slowed and dramatically reduced valuations, these investments have great long-term potential. Domestic wireless service companies represented 15% of the fund, up from 9% at year-end. The largest holdings are Western Wireless, Sprint PCS, Nextel Communications, and Triton PCS Holdings. International wireless service stocks were 21% of fund assets, up from 13% at year-end. These investments included Partner Communications, Millicom International Cellular, Vodafone, China Mobile, China Unicom, and NTT DoCoMo. With the increasing substitution of mobility for fixed-line telephony, all are situated well for solid future growth.

Media Appears Stable

We believe media represents one of the best areas for investment. Although the economy is slowing, media companies have none of the structural or competitive issues that currently plague the telecom and technology areas. The competitive landscape is stable. Revenue growth, although slowing, is still good, and cash flow growth is positive. These companies also have solid balance sheets, extremely good free cash flow, and good returns on capital. Most important, we expect all of them to emerge from the slow economy with strong fundamentals. Overall investments in the media space grew to 20% of the fund.

Radio companies at 6% included Clear Channel, Cox Radio, Radio One, and Lamar Advertising. Cable companies grew from 6% to 9% of fund assets and include Rogers Communications, Charter Communications, Cox Communications, Comcast, and Adelphia. Cable companies are gaining competitively versus local telephone operators. They are winning the war for video against the satellite companies and are currently winning for data as they have been very successful with cable modem deployment. Cash flow growth, which has accelerated, should remain strong for many years to come. We reduced our investments in the largest media conglomerates. Although both AOL Time Warner and Viacom are great companies, current valuations don't appropriately reflect the magnitude of the slowing of their business. We will consider increasing our holdings in these names at more appropriate valuation levels in the future.

Technology Valuations Still Look High

Technology investments were further reduced from 20% to 14% over the past six months, which saved us much pain and suffering as their fundamentals continued to decay. We believe it is still too early to buy these stocks aggressively and prefer to remain cautious even though others argue that the sector could be close to a bottom. With a new prudent focus on spending by both telecommunications carriers and enterprise, communications technology companies are entering into a new stage of development that will have only modest growth. The competitive forces of short product cycles and lower growth will lead to lower long-term margins.

Many technology stocks are off anywhere from 60% to 90%, yet still appear overvalued to us. The three great product cycles of the recent technology boom-personal computers, cellular handsets, and the "dot-coming" of America-are maturing. While this does not bar the possibility of great investments in this area, we would rather focus on companies that are continuing to take market share. These include companies such as QUALCOMM, Nokia, CIENA, and ONI Systems in the telecom equipment space.

OUTLOOK

Although the 15 months since the Nasdaq Composite made its high in March 2000 have been destructive to many businesses, they have in fact sowed the seeds for future prosperity. The more rational investment behavior of all participants-investors as well as corporate management-is creating a solid, competitive landscape. Irrational exuberance has given way to overcapacity and severe price competition.

As companies continue to get voted off the island, the survivors will become stronger. Growth should return across all areas of telecom, media, and technology and become more sustainable within the next year. We have attempted to position the fund in many of these companies in our effort to provide attractive and sustainable long-term results.

We appreciate your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Robert N. Gensler
Chairman of the fund's Investment Advisory Committee

July 20, 2001

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


Special Note to Shareholders
--------------------------------------------------------------------------------

In July, the Board of Directors of the T. Rowe Price Media & Telecommunications Fund agreed to eliminate the limit on the foreign securities the fund may invest in effective September 1, 2001. Previously, fund investments in foreign securities were limited to 35% of total assets. The board took this action because the media and telecommunications industries have become increasingly global, and international companies offer some of the most appealing investment opportunities available today. In addition, many competitor funds are heavily invested in foreign stocks, and we believe it is necessary to remove the limit on foreign investments to compete successfully in this segment of the market.

Shareholders should be aware that there are increased risks involved in investing overseas, including political and currency fluctuation risk.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

x                                                          Percent of
x                                                          Net Assets
x                                                             6/30/01
--------------------------------------------------------------------------------

Western Wireless                                                  6.7%
Millicom International Cellular                                   4.6
Partner Communications                                            4.4
Vodafone                                                          3.8
China Mobile                                                      3.7
--------------------------------------------------------------------------------
Sprint PCS                                                        3.5
Rogers Communications                                             3.4
Sprint                                                            3.3
VeriSign                                                          3.1
Charter Communications                                            2.8
--------------------------------------------------------------------------------
SBC Communications                                                2.8
AT&T                                                              2.7
AT&T Liberty Media                                                2.7
Verizon Communications                                            2.6
WorldCom - WorldCom Group                                         2.6
--------------------------------------------------------------------------------
Crown Castle International                                        2.5
BellSouth                                                         2.3
China Unicom                                                      2.3
NTT DoCoMo                                                        2.3
Flextronics                                                       2.2
--------------------------------------------------------------------------------
Allegiance Telecom                                                2.2
Radio One                                                         2.1
Lamar Advertising                                                 2.0
Nextel Communications                                             2.0
Triton PCS Holdings                                               2.0
--------------------------------------------------------------------------------
Total                                                            74.6%

Note: Table excludes reserves.


T. Rowe Price Media & Telecommunications Fund

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/01

Ten Best Contributors
--------------------------------------------------------------------------------

Radio One                                                          29(cents)
WorldCom - WorldCom Group**                                        23
AT&T                                                               22
VeriSign                                                           20
Western Wireless                                                   17
Citadel Communications**                                           17
AOL Time Warner                                                    14
Sprint                                                             13
AT&T Liberty Media                                                 13
China Unicom                                                       11
--------------------------------------------------------------------------------
Total                                                             179(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

Nokia***                                                          -39(cents)
Crown Castle International                                         31
Cisco Systems**                                                    29
Vodafone*                                                          28
Juniper Networks**                                                 27
Brocade Communications Systems***                                  21
Ariba**                                                            19
COLT Telecom**                                                     14
Partner Communications                                             13
WebTrends*                                                         13
--------------------------------------------------------------------------------

Total                                                            -234(cents)


12 Months Ended 6/30/01

Ten Best Contributors
--------------------------------------------------------------------------------

Radio One*                                                         48(cents)
Charter Communications                                             26
Clearnet Communications**                                          23
Applied Micro Circuits**                                           23
Nuance Communications**                                            21
QUALCOMM*                                                          20
VeriSign*                                                          16
Qwest Communications International*                                14
Cox Communications*                                                13
Cox Radio*                                                         12
--------------------------------------------------------------------------------

Total                                                             216(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

WorldCom - WorldCom Group**                                      -101(cents)
Cisco Systems**                                                    82
Sprint PCS                                                         73
Nokia***                                                           54
XO Communications**                                                48
Vodafone*                                                          42
COLT Telecom**                                                     39
Unitedglobalcom**                                                  38
Crown Castle International                                         37
USinternetworking**                                                35
--------------------------------------------------------------------------------

Total                                                            -549(cents)

  * Position added
 ** Position eliminated
*** Position added and eliminated


T. Rowe Price Media & Telecommunications Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


MEDIA & TELECOMMUNICATIONS FUND

                  S&P               Lipper                    Media &
                  500               Telecommunications        Telecommunications
                  Index             Fund Average              Fund

10/13/93          10.000            10.000                    10.000
06/94              9.823             9.212                     8.485
06/95             12.385            10.436                    11.694
06/96             15.605            12.753                    14.748
06/97             21.019            15.061                    15.189
06/98             27.359            20.94                     22.348
06/99             33.585            30.243                    31.647
06/00             36.018            35.474                    47.206
06/01             30.677            21.150                    35.246


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since    Inception
Periods Ended 6/30/01      1 Year   3 Years   5 Years    Inception         Date
--------------------------------------------------------------------------------

Media &
Telecommunications Fund   -25.34%    16.40%    19.04%       17.74%     10/13/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/25/97 and operates under a different expense structure. Returns do not reflect taxes that the shareholder may pay on fund distributions or redemption of fund shares.

T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights

For a share outstanding throughout each period

              6 Months        Year
                 Ended       Ended
               6/30/01    12/31/00   12/31/99   12/31/98   12/31/97   12/31/96

NET ASSET VALUE

Beginning
of period      $  21.65   $  39.99   $  22.54   $  17.40   $  15.22   $  17.99

Investment activities
  Net investment
  income (loss)   (0.05)      0.40      (0.05)     (0.07)     (0.01)     (0.11)
  Net realized
  and unrealized
  gain (loss)      0.06      (9.77)     20.72       6.07       4.22       0.36

  Total from
  investment
  activities       0.01      (9.37)     20.67       6.00       4.21       0.25

Distributions
  Net investment
  income           --        (0.37)      --         --         --         --
  Net realized
  gain             --        (8.60)     (3.22)     (0.86)     (2.05)     (3.09)

  Total
  distributions    --        (8.97)     (3.22)     (0.86)     (2.05)     (3.09)

Share
repurchases        --         --         --         --         0.02       0.07

NET ASSET VALUE
End of period  $  21.66   $  21.65   $  39.99   $  22.54   $  17.40   $  15.22

Ratios/Supplemental Data

Total return
  (diamond)@       0.05%    (25.11)%    93.09%     35.14%     28.05%      1.78%

Ratio of total
expenses to
average net
assets             1.08%!     0.94%      0.93%      1.03%      1.21%      1.22%

Ratio of net
investment
income (loss)
to average
net assets     (0.41)%!       1.07%     (0.24)%    (0.38)%    (0.06)%    (0.55)%

Portfolio
turnover rate  278.4%!       197.5%      57.6%      48.9%      38.6%     102.9%


Net assets,
end of period
(in thousands) $764,051   $797,856   $930,147   $246,088   $133,913   $222,556

(diamond) Total return  reflects the rate that an investor  would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     @ Based on net asset value, for periods prior and subsequent to conversion to open-end status on 7/25/97.
     !    Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund

Unaudited

June 30, 2001

Statement of Net Assets

                                                    Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands

Common Stocks and Rights 97.3%

TECHNOLOGY  13.5%

Blockerco *+                                       450,132      $             9

CIENA *                                            155,000                5,773

Flextronics *                                      650,000               16,971

Harmonic Lightwaves *                              475,000                4,750

Internet Security Systems *                         50,000                2,428

NetIQ *                                            250,000                7,823

Nokia (EUR)                                        255,000                5,785

ONI Systems *                                      340,000                9,486

Openwave Systems *                                 209,000                7,252

QUALCOMM *                                         195,000               11,404

Siebel Systems *                                    50,000                2,345

Tekelec *                                          150,000                4,065

Terabeam *+                                        450,132                  844

VeriSign *                                         400,000               24,004

Total Technology                                                        102,939


MEDIA  20.2%

Adelphia Communications *                          140,300                5,752

AOL Time Warner *                                  100,000                5,300

AT&T Liberty Media (Class A) *                   1,164,000               20,358

Charter Communications (Class A) *                 915,000               21,365

Clear Channel Communications *                     115,000                7,211

Comcast (Class A Special) *                        159,000                6,901

Cox Communications (Class A) *                     202,000                8,949

Cox Radio (Class A) *                              350,000                9,747

Lamar Advertising *                                352,000               15,488

Radio One (Class D) *                              719,000               15,854

Rogers Communications (Class B)                  1,700,000               25,755

TMP Worldwide *                                    125,000                7,500

Viacom (Class B) *                                  80,000                4,140

Total Media                                                             154,320


TELECOM SERVICES  63.6%

Allegiance Telecom *                             1,120,000      $        16,789

AT&T                                               950,000               20,900

BellSouth                                          441,000               17,759

Centurytel                                         440,000               13,332

China Mobile (Hong Kong) ADR *                   1,050,000               28,130

China Unicom ADR *                               1,000,000               17,700

Choice One Communications *                        291,100                1,962

Crown Castle International *                     1,152,300               18,898

Global Crossing *                                  501,000                4,329

Leap Wireless *                                     16,200                  491

Millicom International Cellular *                1,391,200               34,919

Nextel Communications (Class A) *                  880,000               15,400

NTT DoCoMo (JPY)                                     1,000               17,400

Orange (EUR) *                                     865,000                7,037

Partner Communications ADR *                     6,956,800               33,254

Portugal Telecom (EUR) *                         1,610,000               11,243


Portugal Telecom (EUR), Rights                   1,610,000                  218

Price Communications *                             163,300                3,297

Qwest Communications                               236,000                7,521

SBC Communications                                 530,000               21,232

Sprint                                           1,165,000               24,884

Sprint PCS *                                     1,100,000               26,565

Telefonica ADR                                     235,000                8,751

Triton PCS (Class A) *                             364,700               14,953

Verizon Communications                             375,000               20,063

Vodafone (GBP)                                   7,330,000               16,258

Vodafone ADR                                       567,400               12,681

Western Wireless (Class A) *                     1,182,000               50,826

WorldCom - WorldCom Group *                      1,385,000               19,667

Total Telecom Services                                                  486,459

Total Common Stocks and Rights (Cost  $745,552)                         743,718


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

Preferred Stocks  0.2%

Kestrel Solutions (Class D) *+                     345,357      $         1,125

Total Preferred Stocks (Cost $4,500)                                      1,125


Short-Term Investments  4.3%

Money Market Funds  4.3%

T. Rowe Price Government Reserve
Investment Fund, 3.90% #                        32,592,081               32,592

Total Short-Term Investments (Cost $32,592)                              32,592

Total Investments in Securities

101.8% of Net Assets (Cost $782,644)                            $       777,435

Other Assets Less Liabilities                                           (13,384)


NET ASSETS                                                      $       764,051
                                                                ---------------

Net Assets Consist of:

Accumulated net investment income
- net of distributions                                          $        (1,628)

Accumulated net realized gain/loss
- net of distributions                                                 (203,819)

Net unrealized gain (loss)                                               (5,195)

Paid-in-capital applicable to 35,266,686
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                            974,693

NET ASSETS                                                      $       764,051
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         21.66
                                                                ---------------

         #        Seven-day yield
         *        Non-income producing
         +        Private Placement
         ADR      American Depository Receipt
         EUR      Euro
         GBP      British sterling
         JPY      Japanese yen

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund

Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                             6 Months
                                                                Ended
                                                              6/30/01

Investment Income (Loss)

  Income
  Interest                                                 $    1,590
  Dividend                                                      1,048

Total Income                                                    2,638

Expenses
  Investment management                                         2,637
  Shareholder servicing                                         1,399
  Registration                                                     77
  Prospectus and shareholder reports                               68
  Custody and accounting                                           67
  Legal and audit                                                  10
  Directors                                                         5
  Miscellaneous                                                     5

  Total expenses                                                4,268
  Expenses paid indirectly                                         (2)

  Net expenses                                                  4,266

Net investment income (loss)                                   (1,628)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                 (148,956)
  Foreign currency transactions                                  (116)

  Net realized gain (loss)                                   (149,072)

  Change in net unrealized gain or loss
  Securities                                                  147,217
  Other assets and liabilities
  denominated in foreign currencies                                12

  Change in net unrealized gain or loss                       147,229

Net realized and unrealized gain (loss)                        (1,843)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $   (3,471)
                                                           ----------


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/01             12/31/00

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $        (1,628)     $        11,460
  Net realized gain (loss)                        (149,072)             215,159
  Change in net unrealized gain or loss            147,229             (523,810)

  Increase (decrease) in net
  assets from operations                            (3,471)            (297,191)

Distributions to shareholders
  Net investment income                               --                (10,457)
  Net realized gain                                   --               (242,812)

  Decrease in net assets
  from distributions                                  --               (253,269)

Capital share transactions *
  Shares sold                                       99,889              610,450
  Distributions reinvested                            --                233,805
  Shares redeemed                                 (130,223)            (426,086)

  Increase (decrease) in
  net assets from capital
  share transactions                               (30,334)             418,169

Net Assets

Increase (decrease) during period                  (33,805)            (132,291)
Beginning of period                                797,856              930,147

End of period                              $       764,051      $       797,856
                                           ---------------      ---------------

  * Share information
  Shares sold                                        4,392               15,518

  Distributions reinvested                             -                 9,991
  Shares redeemed                                   (5,975)             (11,917)

  Increase (decrease) in shares outstanding         (1,583)              13,592

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited

June 30, 2001

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Media & Telecommunications Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
     securities, aggregated $1,046,572,000 and $1,019,169,000, respectively, for the six months ended June 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $782,644,000. Net unrealized loss aggregated $5,209,000 at period end, of which $74,603,000 related to appreciated investments and $79,812,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $412,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,181,000 for the six months ended June 30, 2001, of which $236,000 was payable at period end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $1,577,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information

        KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

     Checking Available on most fixed-income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights  Educational  reports  on  investment   strategies  and  financial
     markets.

     Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds

STOCK FUNDS


Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money

INTERNATIONAL/GLOBAL FUNDS

Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITIES

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

Money Funds (cont.)

Summit Municipal
Money Market
Tax-Exempt Money

*    Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.

The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by T.Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.


T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------

Advisory Services, Retirement Resources

     T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

ADVISORY SERVICES*

     T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     Investment CheckupSM offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

     T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.


     RETIREMENT INFORMATION

     Planning and Informational Guides

     Minimum Required Distributions Guide

     Retirement Planning Kit

     Retirement Readiness Guide

     Tax Considerations for Investors


     Insights Reports

     The Challenge of Preparing for Retirement

     Financial Planning After Retirement

     The Roth IRA: A Review

*These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.


T. Rowe Price Insights Reports
--------------------------------------------------------------------------------

The Fundamentals of Investing

Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

INSIGHTS REPORTS

General Information

The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual Funds
The Roth IRA: A Review
Tax Information for Mutual Fund Investors

Investment Strategies

Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding
Value Investing
Types of Securities
The Basics of International Stock Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed-Income Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal Bonds
Investing in Industry-Focused Stock Funds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

Brokerage Insights

Combining Individual Securities With Mutual Funds
Getting Started: An Introduction to Individual Securities
What You Should Know About Bonds
What You Should Know About Margin and Short-Selling
What You Should Know About Options
What You Should Know About Stocks


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(registered trademark)  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds cov-ered in this report.


Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

T. Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.       F21-051  6/30/01